UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
         July 16, 2004

Commission File Number:
                            1-5273-1

Sterling Bancorp

(Exact name of Registrant as specified in its charter)

New York	13-2565216

(State of other jurisdiction of incorporation)	(IRS Employer Identification No.)

650 Fifth Avenue, New York, New York	10019-6108

(Address of principal executive offices)	(Zip Code)

(212) 757- 3300

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

ITEMS 9 AND 12 RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND REGULATION FD DISCLOSURE
SIGNATURE
EXHIBIT INDEX
EX-99.1: PRESS RELEASE

ITEMS 9 AND 12 RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND REGULATION FD DISCLOSURE

On July 16, 2004, the Company issued a press release announcing a conference call on July 20, 2004 at 10:00 am EST to discuss its financial results for the second quarter ended June 30, 2004. The press release is included herein as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:	July 19, 2004

BY:	/s/ JOHN W. TIETJEN

JOHN W. TIETJEN
Executive Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number
99.1	Press Release dated July 16, 2004